UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2001


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


         MARYLAND                      1-13589                36-4173047
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
  incorporation)                       Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
                       (Former name or former address, if
                          changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about August 20, 2001, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its' subsidiaries as of June 30, 2001, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 2001                       PRIME GROUP REALTY TRUST

                                            By:  /s/Louis G. Conforti
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                                                 Louis G. Conforti
                                                 Co-President and
                                                 Chief Financial Officer